Option Agreement (subscription for shares)

(1)	Molecular Vision Limited

(2)	Acrongenomics Inc.

Dated                                       2008

Osborne Clarke

Apex Plaza
Forbury Road
Reading
RG1 1AX
Telephone +44 (0) 118 925 2000
Fax +44 (0) 118 925 2005

RP/0926405/O5500788V4/RP

This Deed is made on                                             2008

Between:

(1)

Molecular Vision Limited (registered in England under number 4292847) whose registered office is at BioIncubator Unit, Bessemer Building, Prince Consort Road, London SW7 2BP (the "Molecular Vision"); and

(2)	Acrongenomics Inc. of Fairfax House, 15 Fulwood Place, London, WC1V 6AY, United Kingdom ("Acrongenomics").

Background:

(A)	Molecular Vision has an authorised share capital of £1000 divided into 1,000,000 shares of £0.001.

(B)

The parties entered into a letter agreement dated 19 August 2008 (the "Letter Agreement") relating to the termination of a development agreement between the parties dated 23 May 2007 (the "Development Agreement") and this Deed is the definitive agreement contemplated by paragraph 9 of the Letter Agreement relating to the grant of an option to subscribe for shares in Molecular Vision upon the conversion by Imperial Innovations Businesses LLP ("Imperial") of any or all of its loan amounts under a £500,000 loan note agreement with Molecular Vision (the "Loan Note Instrument") dated 30 July 2007 on the terms of this Deed.

This Deed witnesses as follows:

1.	Definitions and interpretation

1.1	In this Deed, unless the context otherwise requires, the following definitions shall apply:

"Business Day" means a day (other than a Saturday, Sunday or bank holiday) on which clearing banks are open for business in the City of London.

"Change of Control" means the transfer of shares conferring in aggregate more than 50% of the total voting rights exercisable in a general meeting of Molecular Vision to any person alone or together with persons acting in concert.

"Completion" means completion of the exercise of the Option in accordance with clause 6.1.

"Consideration" means the amount payable by Acrongenomics for the Option Securities, calculated in accordance with clause 5.

"Exercise Notice" means the written notice given in accordance with clause 4.

"Imperial Notice" has the meaning given to it in clause 3.

"Listing" means the admission of any class of Shares to the Official List of the UK Listing Authority or the grant of permission by the London Stock Exchange plc to deal in any of the Equity Shares on the Alternative Investment Market of the London Stock Exchange or on any other recognised investment exchange (recognised in accordance with the Financial Services and Markets Act 2000 and as defined by Section 285, Financial Services and Markets Act 2000) and such permission becoming effective.

"Loan Notes" means the £500,000 secured convertible loan notes that can be issued by Molecular Vision to Imperial pursuant to the Loan Note Instrument.

"Loan Note Instrument" means the loan note instrument dated 30 July 2007 entered into by Molecular Vision.

"Option" means the option granted by Molecular Vision to Acrongenomics under clause 2.

"Option Notice" has the meaning given to it in clause 3.

"Option Period" means the period commencing on the date of receipt by Acrongenomics of the Option Notice from Molecular Vision and ending 15 Business Days thereafter.

"Option Securities" means such number of ordinary shares of £0.001 each in the capital of Molecular, as shall (issued at a price per share of £25.00) have an aggregate value of £500,000 having the rights set out in Molecular's articles of association and all other shares, stock or securities deemed by clause 7 to become Option Securities.

"Re-organisation" means in relation to Molecular Vision any issue by way of capitalisation of profits or reserves and every issue by way of rights and every consolidation, sub-division, reduction of capital, capital dividend or other reconstruction, arrangement or adjustment relating to the Shares (or any shares or stock derived from them) and any amalgamation, arrangement or reconstruction affecting the Shares (or any shares or stock derived from them).

"Shares" means shares comprising the entire equity share capital of Molecular Vision.

In this Deed, unless the context otherwise requires:

(a)	words in the singular include the plural and vice versa and words in one gender include any other gender;

(b)

a reference to clauses and schedules are to clauses and schedules of this Deed and references to sub-clauses and paragraphs are references to sub-clauses and paragraphs of the clause or schedule in which they appear;

(c)	except as set out in sub-clause 1.1, terms defined in the Companies Act 2006 have the meanings attributed to them by that Act; and

(d)	the table of contents and headings are for convenience only and shall not affect the interpretation of this Deed.

2.	Grant of Option

In consideration of the payment by Acrongenomics to Molecular Vision of £1 (receipt of which Molecular Vision acknowledges) Molecular Vision hereby grants to Acrongenomics an option to subscribe for the Option Securities for the Consideration on the terms of this Deed.

3.	Imperial Notice

In the event that Imperial serves a notice pursuant to paragraph 2, schedule 2 of the Loan Note Instrument on Molecular Vision (an "Imperial Notice") that it wishes to convert its Loan Notes, Molecular Vision shall on receipt of the Imperial Notice serve notice on Acrongenomics informing them of their receipt of the Imperial Notice (an "Option Notice").

4.	Exercise of Option

The Option may be exercised by Acrongenomics in whole or in part at any time during the Option Period by serving an Exercise Notice on Molecular Vision specifying the number of Option Securities to be allotted (and the amount of Consideration to be paid) and a date for Completion (which shall be a Business Day not more than 60 days after the date of service of the Imperial Notice).

5.	Consideration

5.1	The Consideration shall be the sum of £25.00 per Option Security up to an aggregate amount of £500,000.

6.	Completion

6.1

Completion shall take place at the registered office of Molecular Vision on the date determined for Completion in accordance with clause 4 (which shall not be later than the date of any Change of Control or Listing) when the following business shall be transacted:

(a) Acrongenomics shall pay or procure the payment to Molecular Vision (or as Molecular Vision may direct) of the Consideration in such manner as Molecular Vision reasonably require;

(b) a board meeting of Molecular Vision shall be held at which:

(i) the Option Securities are allotted and issued to Acrongenomics;

(ii) Acrongenomics is entered into the register of members of Molecular Vision as the holder of the Option Securities allotted to it; and

(iii) a share certificate in favour of Acrongenomics is prepared and issued accordingly.

6.2	Upon allotment and issue of any Option Securities, Molecular undertakes to forthwith file all necessary returns with the registrar of companies.

7.	Effect of Re-organisation

7.1

If there is a Re-organisation while any part of the Option remains exercisable, the number and nominal value of the Option Securities and the Consideration shall be adjusted in order that, after such adjustment:

(a) the total number of Option Securities to be acquired pursuant to the Option:

(i)

shall carry as nearly as possible (and in any event not less than) the same proportion (expressed as a percentage of the total number of votes exercisable in respect of all Shares carrying the right to vote) of the votes; and

(ii) shall carry the same entitlement (expressed as a percentage of the total entitlement conferred by all the Shares entitled to participate) to participate in the profits and assets of Molecular Vision;

as would the total number of the Option Securities had there been no Re- organisation; and

(b) the Consideration will be as nearly as possible the same as it would have been had there been no Re-organisation.

7.2	In calculating any increase or reduction to the Option Securities under clause 7.1 any entitlement to a fraction of an Option Security shall be rounded up to a whole Option Security.

7.3	Molecular Vision shall notify Acrongenomics within 10 Business Days of a Re- organisation.

7.4

In the event that an Exercise Notice has been given prior to Acrongenomics being notified of a Re-organisation, Completion shall be delayed until such date as the parties agree or, failing agreement, until 3 Business Days after the number of Option Securities has either been agreed between the parties or determined in accordance with clause 9.9.

8.	Undertakings

8.1	Save with Acrongenomic's prior written consent:

(a) no amendment shall be made to the articles of association of Molecular Vision where such amendment would prejudice Acrongenomic's rights under this Deed;

(b)

there shall at all time be a sufficient number of unissued ordinary shares to enable Molecular Vision to discharge its obligations under this Deed without increasing the authorised share capital of Molecular Vision;

9.	General

9.1	Assignment

This Deed shall be binding upon and enure for the benefit of the successors in title of the parties but shall not be assignable by any party without the prior written consent of the other party.

9.2	Entire Agreement

This Deed sets out the entire agreement and understanding between the parties and supersedes all prior arrangements, agreements and understandings in respect of the subject matter of this Deed.

9.3	Variation

No purported variation of this Deed shall be effective unless it is in writing and signed by or on behalf of each of the parties.

9.4	Effect of Completion

Except to the extent already performed, all the provisions of this Deed shall, so far as they are capable of being performed or observed, continue in full force and effect notwithstanding Completion.

9.5	Invalidity

To the extent that any provision of this Deed is found by any court or competent authority to be invalid, unlawful or unenforceable, that provision shall be deemed not to be a part of this Deed, and it shall not affect the enforceability of the remainder of this Deed nor shall it affect the validity, lawfulness or enforceability of that provision.

9.6	Releases and waivers

(a)

The rights, powers and remedies conferred on any party by this Deed and remedies available to any party are cumulative and are additional to any right, power or remedy which it may have under general law or otherwise.

(b)

Any party may, in whole or in part, release, compound, compromise, waive or postpone, in its absolute discretion, any liability owed to it or right granted to it in this Deed by any other party or parties without in any way prejudicing or affecting its rights in respect of that or any other liability or right not so released, compounded, compromised, waived or postponed.

(c)

No single or partial exercise of, or failure or delay in exercising any right, power or remedy by any party shall constitute a waiver by that party of, or impair or preclude any further exercise of, that or any right, power or remedy arising under this Deed or otherwise.

9.7	Further assurance

Each party shall execute such documents and take such steps as any other party may reasonably require to fulfil the provisions of and to give to each party the full benefit of this Deed.

9.8	Counterparts

(a) This Deed may be executed in any number of counterparts and by the parties on separate counterparts, but shall not be effective until each party has executed at least one counterpart.

(b) Each counterpart, when executed, shall be an original of this Deed and all counterparts shall together constitute one instrument.

9.9	Disputes

Any dispute or difference as to the Consideration or the effect of a Re-organisation shall be referred to the auditors for the time being of Molecular Vision whose costs shall be borne bythe party against whom the dispute is resolved, who shall be deemed to be acting as experts and not as arbitrators and their certificate as to the amount of the Consideration or the effect of a Re-organisation (as the case may be) shall be final and binding on the parties.

9.10	Contracts (Rights of Third Parties) Act 1999

Unless expressly provided in this Deed, no term of this Deed is enforceable pursuant to the Contracts (Rights of Third Parties) Act 1999 by any person who is not a party tothis Deed.

9.11	Confidentiality

(a)

Except as referred to in sub-clause 9.11 (b), each party shall treat as strictly confidential all information received or obtained as a result of entering into or performing this Deed which relates to the provisions or subject matter of this Deed, to any other party to this Deed or to the negotiations relating to this Deed.

(b) A party may disclose information which would otherwise be confidential if and to the extent:

(i) it is required to do so by law or any securities exchange or regulatory or governmental body to which it is subject wherever situated;

(ii) it considers it necessary to disclose the information to its professional advisers, auditors and bankers provided that it does so on a confidential basis;

(iii) the information has come into the public domain through no fault of that party; or

(iv) each party to whom it relates has given its consent in writing.

(c)

No announcement concerning the terms of this Deed shall be made by or on behalf of any of the parties without the prior written consent of the other, such consent not to be unreasonably withheld or delayed.

9.12	Costs and expenses

Except as otherwise expressly provided, each party shall bear its own costs and expenses incurred in the preparation, execution and implementation of this Deed.

10.	Notices

10.1

Any notice to a party under this Deed shall be in writing signed by or on behalf of the party giving it and shall, unless delivered to a party personally, be left at, or sent by prepaid first class post, prepaid recorded delivery or fax to the address of the party as set out on page 1 of this Deed or as otherwise notified in writing from time to time.

10.2	Except as referred to in sub-clause 10.4 a notice shall be deemed to have been served:

(a) at the time of delivery if delivered personally;

(b) 48 hours after posting in the case of an address in the United Kingdom and 96 hours after posting for any other address; and

(c) 2 hours after transmission if served by fax on a business day prior to 3pm or in any other case at 10 am on the business day after the date of despatch.

10.3

If the deemed time of service is not during normal business hours in the jurisdiction of receipt, the notice shall be deemed served at or, in the case of faxes, 2 hours after the opening of business on the next business day of that jurisdiction.

10.4	The deemed service provisions set out in sub-clause 10.2 do not apply to:

(a)

a notice served by post, if there is a national or local suspension, curtailment or disruption of postal services which affects the collection of the notice or is such that the notice cannot reasonably be expected to be delivered within 48 hours or 96 hours (as appropriate) after posting; and

(b)

a notice served by fax, if, before the time at which the notice would otherwise be deemed to have been served, the receiving party informs the sending party that the notice has been received in a form which is unclear in any material respect, and, if it informs the sending party by telephone, it also despatches a confirmatory fax within 2 hours.

10.5	In proving service it shall be sufficient to prove:

(a) in the case of personal service, that it was handed to the party or delivered to or left in an appropriate place for receipt of letters at the party's address;

(b) in the case of a letter sent by post, that the letter was properly addressed, stamped and posted; or

(c) in the case of fax, that it was properly addressed and despatched to the number of the party.

10.6	A party shall not attempt to prevent or delay the service on it of a notice connected with this Deed.

11.	Governing law and jurisdiction

11.1	This Deed shall be governed by and construed in accordance with English law.

11.2	Each of the parties irrevocably submits for all purposes in connection with this Deed to the exclusive jurisdiction of the courts of England.

In witness this Deed has been executed and delivered on the date appearing at the head of page 1.

[Remainder of page intentionally left blank; signature page to follow]

Executed as a deed	)
by Molecular Vision	)
Limited	)
acting by a director and its	)
secretary or two directors:	)

Director

Director/Secretary

Executed as a deed	)
by Acrongenomics Inc.	)
acting by a director and its	)
secretary or two directors:	)

Director

Director/Secretary